FOURTH QUARTER & FY 2024 INVESTOR UPDATE

2 This presentation and the oral statements made in connection herewith contain “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. All statements other than statements of historical fact included in this presentation and the oral statements made in connection herewith are forward-looking statements made in good faith by CenterPoint Energy, Inc. (“CenterPoint Energy” or the “Company”) and are intended to qualify for the safe harbor from liability established by the Private Securities Litigation Reform Act of 1995, including statements concerning CenterPoint Energy’s expectations, beliefs, plans, objectives, goals, strategies, future operations, events, financial position, earnings and guidance, growth, costs, prospects, capital investments or performance or underlying assumptions and other statements that are not historical facts. You should not place undue reliance on forward-looking statements. You can generally identify our forward- looking statements by the words “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “forecast,” “goal,” “intend,” “may,” “objective,” “plan,” “potential,” “predict,” “projection,” “should,” “target,” “will,” or other similar words. The absence of these words, however, does not mean that the statements are not forward-looking. Examples of forward-looking statements in this presentation and the oral statements made in connection herewith include statements about Houston Electric’s Greater Houston Resiliency Initiative (“GHRI”) and Transmission and Distribution System Resiliency Plan (“SRP”) (including with respect to timing, anticipated benefits, and related matters), Houston Electric’s proposal to transfer its 15 large 27 MW to 32 MW TEEEF units to the San Antonio area and complete one or more other future transactions involving the units (including with respect to timing, anticipated benefits, expected market demand for the units, and related matters), capital investments (including with respect to incremental capital opportunities, deployment of capital, and financing of such projects), the timing of, projections for, and anticipated benefits from the settlement of rate cases for CenterPoint and its subsidiaries, the timing and extent of CenterPoint's recovery, including with regards to its restoration costs for the severe weather events in May 2024 (“May 2024 Storm Events”) and Hurricane Beryl, generation transition plans and projects, projects included in CenterPoint's Natural Gas Innovation Plan and System Resiliency Plan, and projects included under its 10-year capital plan, electric demand growth in our service territories (including our forecasts of, the timing of investments related to, and anticipated benefits of such growth), the extent of anticipated benefits of the announced sale of our Louisiana and Mississippi natural gas LDC businesses, future earnings and guidance, including long-term growth rate, customer charges, operations and maintenance expense reductions, financing plans (including with respect to the restoration costs for the May 2024 Storm Events and Hurricane Beryl and the timing of any future equity issuances, securitization, credit metrics and parent level debt), the timing and anticipated benefits of our generation transition plan and our 10-year capital plan, the Company’s 2.0% Zero-Premium Exchangeable Subordinated Notes due 2029 (“ZENS”) and impacts of the maturity of ZENS, CenterPoint’s continued focus on liquidity and credit ratings, tax planning opportunities, future financial performance and results of operations, including with respect to regulatory actions and recoverability of capital investments, customer rate affordability, value creation, opportunities and expectations, and expected customer growth. We have based our forward-looking statements on our management’s beliefs and assumptions based on information currently available to our management at the time the statements are made. We caution you that assumptions, beliefs, expectations, intentions, and projections about future events may and often do vary materially from actual results. Therefore, we cannot assure you that actual results will not differ materially from those expressed or implied by our forward-looking statements. Some of the factors that could cause actual results to differ from those expressed or implied by our forward-looking information include, but are not limited to, risks and uncertainties relating to: (1) the business strategies and strategic initiatives, restructurings, joint ventures and acquisitions or dispositions of assets or businesses involving CenterPoint or its industry, including the ability to successfully complete such strategies, initiatives, transactions or plans on the timelines we expect or at all, such as the announced sale of our Louisiana and Mississippi natural gas LDC businesses, which we cannot assure you will have the anticipated benefits to us; (2) industrial, commercial and residential growth in CenterPoint’s service territories and changes in market demand, including in relation to the expansion of data centers, energy export facilities, including hydrogen facilities, electrification of industrial processes and transport and logistics, as well as the effects of energy efficiency measures and demographic patterns; (3) CenterPoint’s ability to fund and invest planned capital, and the timely recovery of its investments, including those related to Houston Electric’s GHRI and SRP; (4) the ability to execute Houston Electric’s GHRI and SRP; (5) the ability to finalize Houston Electric’s proposal to release its 15 large 27 MW to 32 MW TEEEF units to the San Antonio area and complete one or more other future transactions involving the units on acceptable terms and conditions within the anticipated timeframe; (6) financial market and general economic conditions, including access to debt and equity capital, inflation, interest rates, and their effect on sales, prices and costs; (7) disruptions to the global supply chain and volatility in commodity prices, including resulting from tariffs or trade agreements; (8) actions by credit rating agencies, including any potential downgrades to credit ratings; (9) the timing and impact of regulatory proceedings and actions and legal proceedings, including those related to the May 2024 Storm Events and Hurricane Beryl, Houston Electric’s TEEEF units and the February 2021 winter storm event; (10) legislative, regulatory and political actions or developments, including any actions resulting from the May 2024 Storm Events and Hurricane Beryl, as well as tax and developments related to the environment such as global climate change, air emissions, carbon and other greenhouse gas emissions, wastewater discharges and the handling of coal combustion residuals, among others, and CenterPoint’s net zero and greenhouse gas emissions reduction goals; (11) the impact of public health threats; (12) weather variations and other natural phenomena, including severe weather events, and CenterPoint’s ability to mitigate weather impacts, including the approval and timing of securitization issuances; (13) the impact of potential wildfires; (14) changes in business plans; (15) CenterPoint’s ability to adopt, develop and deploy artificial intelligence; (16) CenterPoint’s ability to execute on its initiatives, targets and goals, including its net zero and greenhouse gas emissions reduction goals and operations and maintenance goals; and (17) other factors discussed in CenterPoint’s Annual Report on Form 10-K for the fiscal year ended December 31, 2024, including under “Risk Factors,” “Cautionary Statements Regarding Forward-Looking Information” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations — Certain Factors Affecting Future Earnings” in such reports and in other filings with the Securities and Exchange Commission (“SEC”) by CenterPoint, which can be found at www.centerpointenergy.com on the Investor Relations page or on the SEC website at www.sec.gov. This presentation contains time sensitive information that is accurate as of the date hereof (unless otherwise specified as accurate as of another date). Some of the information in this presentation is unaudited and may be subject to change. We undertake no obligation to update the information presented herein except as required by law. Investors and others should note that we may announce material information using SEC filings, press releases, public conference calls, webcasts and the Investor Relations page of our website. In the future, we will continue to use these channels to distribute material information about the Company and to communicate important information about the Company, key personnel, corporate initiatives, regulatory updates and other matters. Information that we post on our website could be deemed material; therefore, we encourage investors, the media, our customers, business partners and others interested in our Company to review the information we post on our website. Use of Non-GAAP Financial Measures In addition to presenting its financial results in accordance with generally accepted accounting principles (GAAP), including presentation of income (loss) available to common shareholders and diluted earnings (loss) per share, the Company also provides guidance based on non-GAAP income and non-GAAP diluted earnings per share and also provides non-GAAP funds from operations / non-GAAP rating agency adjusted debt (“FFO/Debt”). Generally, a non-GAAP financial measure is a numerical measure of a company’s historical or future financial performance that excludes or includes amounts that are not normally excluded or included in the most directly comparable GAAP financial measure. Please refer to the Appendix for detailed discussion of the use of non-GAAP financial measures presented herein. Cautionary Statement and Other Disclaimer

3 Consistent, Sustainable Growth for Our Investors Positively Impacting our Communities Resilient, Reliable, & Affordable Energy for Customers Targeting industry-leading non-GAAP EPS annual growth of 8% in 2024 and dividend per share growth in line with non-GAAP EPS earnings of $1.61 - $1.63 Long-Term Strategic Objectives Q4 & FY ‘24 Updates Delivered $0.40 non-GAAP EPS for fourth quarter and $1.62 for FY 2024; Represents 8% growth over 2023 Maintaining balance sheet health; long-term FFO/Debt(2) target of 14% - 15% through 2030 Reaffirming 2025 non-GAAP EPS guidance target range of $1.74 - $1.76 which, at the midpoint, would represent 8% growth from 2024 Plan to efficiently fund robust capital investment plan with asset recycling gross proceeds and securitization proceeds totaling ~$3B(3) in 2025+ and equity or equity-like proceeds of $2.65B through 2030 Increasing equity or equity-like issuance plan by $250MM to fund incremental capital through 2030 Seeking to keep rates affordable through 1-2% O&M reductions(4), securitization charges ended or extending cost recovery(5), and robust annual customer growth(6) Anticipate residential delivery charges to be in line with inflation Increasing investments in reliability, resiliency, and safer energy for the benefit of our customers and our communities, from $47B to $47.5B(7) Increased capital investment plan(7) by $500MM for incremental resiliency investments in Houston Electric 1) Refers to non-GAAP EPS annual growth rate for 2022A – 2030E 2) Based on Moody’s methodology; Adjusted one-time Uri-related items and CEHE storm related costs; FFO/Debt is a non-GAAP measure. Refer to slide 22 for Moody’s Q4 reconciliation 3) ~$3B includes $1.2B of anticipated LA/MS gross proceeds 4) O&M average annual reduction from the base year ended December 31, 2024; target includes Electric and Natural Gas business 5) Securitization includes SIGECO securitization bonds 6) Internal projection through 2030 7) Refers to 10-year capital plan from 2021A-2030E Note: Refer to slide 2 for information on forward-looking statements and slides 20-21 and 25 for reconciliations and information on non-GAAP assumptions and measures, including non-GAAP EPS. Delivered 13.6% FY 2024 FFO/Debt(2) Targeting sustainable non-GAAP EPS and dividend per share growth at the mid-to-high end of 6 - 8% annually through 2030(1) Q4 and FY 2024 Update

4 FY 2023 Non-GAAP EPS FY 2024 Non-GAAP EPS $0.50 Growth and Rate Recovery Ongoing Cost Management & Interest ExpenseWeather / Usage Other $1.50 $0.34 ($0.14) $1.62 ($0.05) Electric  $0.04 Growth $0.25 Rate Recovery  $0.08 Depreciation & Other Taxes Gas  $0.14 Rate Recovery  $0.01 Depreciation & Other Taxes Interest Expense  $0.10(2) O&M  $0.04 Other  $0.05 Other(3) Electric  $0.01 Usage  $0.02 Weather Gas - 1) Refer to slides 20-21 for reconciliation of non-GAAP measures to GAAP measures 2) Net impact, inclusive of removal of dividend associated with the now redeemed Series A Preferred Stock Note: Refer to slide 25 for information on non-GAAP EPS assumptions and non-GAAP measures. ($0.03) 3) Primarily related to equity return, income taxes, and other misc. items FY 2024 vs FY 2023 Non-GAAP EPS(1) Primary Drivers

5 OH Gas (Docket 24-0832-GA-AIR ) MN Gas (Docket 23-173) Houston Electric (Docket 56211) IN Electric (Docket 45990) 10/29/2024 All-Party Settlement Key Details Below Unopposed Settlement Key Details Below Final Order Issued Key Details Below Date Filed Forward test year: 2024Test Year End $99.5MM2024: $60.8MM 2025: $42.7MM($47MM)$80MMRevenue Request Requested: 54.13% / 10.4% Authorized(2): 51.1% / Confidential Settlement ROR: 7.07% Previous ROR: 6.65% Settlement: 43.25% / 9.65% Previous: 42.5% / 9.4% Approved: 48.3% / 9.8%(1) Previous: 43.5% / 10.4%Equity Layer / ROE Requested: 45.87% / 4.07% Authorized(2): 48.9% / 5.1% Settlement ROR: 7.07% Previous ROR: 6.65% Settlement: 56.75% / 4.29% Previous: 57.5% / 4.4% Approved: 39.5% / 5.1% Previous: 43.6% / 6.3% Debt Layer / Cost of Debt Interim Rates effective as of Jan 1, 2024, and Jan 1, 2025. Statutory deadline July 1, 2025 Rates to be updated no earlier than the 46th day after the Final Order Customer rates updated on February 13(3), and to be updated March 1, 2026 Key Dates(4) 1) Equity % net of cost-free capital and other capital comprised of 11.90% and 0.33%, respectively 2) Authorized refers to current authorization prior to case outcome 3) Subject to 60-day review Note: Refer to slide 2 for information on forward-looking statements Rate Case Snapshot 4) Future dates are expected

Strengthening overall resiliency by 30% Expected reductions in outages by 1.3B minutes into 2029   Expected savings of ~$50MM per year in storm-related costs Expected avoidance of 500K+ outages during a Beryl-like storm   ~$5.5B(1) Resiliency Capital Investments of From 2026 through 2028 6 System Resiliency Plan Improving the customer experience through accelerated and increased investment Note: Refer to slide 2 for information on forward-looking statements (1) Exclusive of O&M spend

~61GW Logistics & Transport • Large and medium duty vehicle fleet conversion • Port of Houston Electrification Commercial • Continued expansion of Texas Medical Center • Data Centers Current Peak Load ~21GW 2024 2031E ~31GW Energy Refining and Energy Exports • Continued expansion and electrification of Petrochemical Complex • Refining activity and energy exports Forecasted Peak Load 7 Diverse Electric Load Growth Drivers Underpinned by annual customer growth of ~2% 10% to 20% 30% to 35% 40% to 60% Note: Refer to slide 2 for information on forward-looking statements

8 Q4 2023 Non-GAAP EPS Q4 2024 Non-GAAP EPS $0.50 Growth and Rate Recovery Ongoing Cost Management & Interest ExpenseWeather / Usage Other $0.32 $0.05 $0.02 $0.02 $0.40 Electric  $0.01 Growth $0.05 Rate Recovery  $0.04 Depreciation & Other Taxes Gas  $0.03 Rate Recovery Interest Expense  $0.03(2) O&M ▲ $0.05 Other  $0.01 Other(3) ($0.06) Electric ▲ $0.01 Usage ▲ $0.01 Weather Gas - Note: Refer to slide 25 for information on non-GAAP EPS assumptions and non-GAAP measures. ($0.06) $0.01 Q4 2024 vs Q4 2023 Non-GAAP EPS(1) Primary Drivers 1) Refer to slides 20-21 for reconciliation of non-GAAP measures to GAAP measures 2) Net impact, inclusive of removal of dividend associated with the now redeemed Series A Preferred Stock 3) Primarily related to equity return, income taxes, and other misc. items

9 ‘21 – ‘30‘21 – ‘25FYFY4Q PlanPlan2025E(3)20242024 ~$32.0B~$13.7B~$3.3B~$2.2B~$0.7BElectric(2) ~$15.3B~$7.5B~$1.5B~$1.5B~$0.4BNatural Gas ~$0.2B~$0.1B~$31MM~$36MM~$25MMCorporate and Other ~$47.5B~$21.3B~$4.8B~$3.8B~$1.2BTotal Capital(4) Expenditures Current 5-Yr Plan(1) 10-YR Plan Continued Incremental Capital Opportunities • Electric Transmission Investments (Houston & Indiana Electric) • Resiliency and Grid Modernization Investments • Gas Transmission Investments 10-Year Plan Increased $500MM for Incremental Houston Electric Resiliency Capital Investments 1) Refers to capital plan from 2021A to 2025E; exclusive of capital investments that are anticipated to be securitized in connection with storm restoration efforts 2) Includes investments in 2021 and 2022 related to capital leases for temporary emergency mobile generation units 3) Represents 2025 capital estimated as of 12/31/2024 4) The calculation may not add down due to rounding Note: Refer to slide 2 for information on forward-looking statements (was $47.0B) Capital Expenditures by Segment

~$475MM $110MM Foregone Storm Recovery Benefit(2) $250MM Rate Case Revenue Reduction Benefit (3) Value of Donation to ERCOT(4) $180MM ~$200MM - ~$400MM Potential Marketed Sublease Revenue(5) Making Customers Whole… …and Preserving Value for Investors 10 Temporary Generation Solution A unique Texas solution and a constructive outcome for all stakeholders ~$800MM - Original Total Lease Cost 1) Regulatory Recovery of Temporary Emergency Electric Energy Facilities (i.e., TEEEF) filings 2) Refers to $100 million of storm restoration costs related to Hurricane Beryl for which CenterPoint will not seek recovery and $10 million related to the May Storm event that CenterPoint will not recover from Houston Electric customers 3) Refers to ~$47 million annual revenue requirement reduction over approximately the next five years 4) Refers to estimated benefit ERCOT customers will receive during the 2-year sublease period. 5) Refers to estimated potential lease revenue for the period after the sublease to ERCOT Note: Refer to slide 2 for information on forward-looking statements Regulatory Recovery(1) ~$180MM Value of Donation to ERCOT(4)

11 Fitch (Neg) S&P (Neg) Moody’s (Neg)Entity BBBBBBBaa2CenterPoint Energy, Inc. AAA2Houston Electric A-BBB+A3CERC -AA1SIGECO Company Debt Ratings(3) Consolidated FFO To Debt(1)(2) 2024 Full Year2023 Full year 9.7%18.5%Moody’s 13.6%14.0%Adjusted for 1-time items – Moody’s methodology(2) 12.0%11.2%S&P 12.9%12.3%Adjusted for 1-time items – S&P methodology Continued focus on – • Liquidity and commitment to current credit ratings • Plan to incorporate credit supportive, higher equity content instruments • Anticipate ~$1.2B gross proceeds from LA/MS by end of Q1 2025 • Pursuing securitization; Anticipate approximately $1.6B between two filings(4) Upcoming Maturities 202720262025 CNP (Parent) -$900MM-Senior Notes @ 1.45%, 5.25% -$1,000MM-Convertible Senior Notes @ 4.25% CEHE -$300MM-General Mortgage Bonds @ 2.40% $300MM--General Mortgage Bonds @ 3.00% --$500MMFloating Rate Term Loan CERC -$60MM-Private Placement Notes @ 5.02% --$10MMIGC Senior Notes @ 6.53% $26MM--IGC Senior Notes @ 6.42%, 6.68%, 6.34% SIGECO --$41MMFirst Mortgage Bonds @ 3.45% $326MM$2,260MM$551MMTotal Consolidated Liquidity $4BCredit Facility Capacity $0.5BCEHE Term Loan (18 month) ~($0.5B)Less: Outstanding Borrowings ~$4BTotal Available Liquidity 1) Based on Moody’s CFO Pre-Working Capital/Debt and S&P’s FFO/Debt methodology with certain one-time adjustments noted on slides 22-23; targets based on plan assumptions; See slides 22-23 for reconciliation to nearest GAAP measures and slide 25 for information regarding non-GAAP EPS assumptions and non-GAAP measures 2) CNP targets long-term FFO/Debt of 14% - 15% thru 2030 using Moody’s methodology 3) Does not include Vectren LLC and Indiana Gas ratings as they’re not currently active issuers Note: Refer to slide 2 for information on forward-looking statements Continued Focus on Credit and Balance Sheet Strength 4) Ultimate timing of receipt of proceeds subject to change. Currently anticipating Q3 & Q4 ‘25

12 Contacts Jackie Richert Senior Vice President Corporate Planning, Investor Relations and Treasury Tel. (713) 207 – 9380 jackie.richert@centerpointenergy.com Ben Vallejo Director Investor Relations and Corporate Planning Tel. (713) 207 – 5461 ben.vallejo@centerpointenergy.com General Contact Tel. (713) 207 – 6500 https://investors.centerpointenergy.com/contact-us

Appendix 13

14 DecNovOctSepAugJulJunMayAprMarFebJan TX (E) IN (E) TX (G) MN (G) N. IN (G) OH (G) S. IN (G) ’25 Rate Base(4)ROE / Equity Ratio $15.4B9.65% / 43.25%(1) $2.6B9.8% / 48.3%(2) $3.1B9.8% / 60.6% $2.4BN/A / N/A(3) $2.3B9.80% / 46.8%(2) $1.5BN/A / 51.1% $0.7B9.70% / 46.2%(2) $28.0BTotal = Upcoming Regulatory Activity CSIA-5 GRC GRC General Rate Case Final Order Approved Feb 3 Settlement filed April 23 Settlement Final filed Jan 29 Order 1) Assumes proposed settlement is approved by the PUCT 2) Equity % net of cost-free capital and other adjustments 3) Recent settlement notates an ROR of 7.07% Note: Refer to slide 2 for information on forward-looking statements. Regulatory Schedule GRIP Gas Reliability Infrastructure Program CSIA Compliance and System Improvement Adjustment CEP Capital Expenditure Program Rider GRIP CSIA-6 CSIA-7 CSIA-5 CSIA-6 CSIA-7 TCOS Transmission Cost of Service TEEEF Temp. Emergency Electric Energy Facilities DCRF Distribution Cost Recovery Factor TDSIC Trans., Dist., & Storage Sys. Improvement Charge CECA Clean Energy Cost Adjustment ECA Environmental Cost Adjustment TCOS / DCRFTCOS(5) / DCRF(5) / TEEEF CECA / ECA ECA / TDSIC 4) Estimated year-end 2025 Rate Base represents the latest available information; may differ slightly from regulatory filings 5) Both filings are expected to be filed late February GRC GRC CEP / DRR DRR Distribution Replacement Rider CEP Cap. Exp. Program Rider

15 Stakeholder BenefitsRegulatory Highlights Reasonable cost recovery minimizes customer impact and earnings volatility Existing Mechanisms for timely recovery of major storm costs Reasonable cost recovery minimizes customer impact and earnings volatility Winter storm gas cost almost fully recovered; MN only remaining state(3) Energy transition from aging assets benefits customer bills Generation transition proceedings in Indiana on plan Over 80% of 10-year Capital Plan expected to be recoverable through interim mechanisms (2) (2) Interim Mechanisms ~80% Interim mechanisms with CPCN required ~5% Rate case with forward test year ~10% Traditional rate case ~5% (1) (2) 1) Includes capital expenditures that are expected to be recovered through interim mechanisms but requires approval of Certificate of Public Convenience and Necessity 2) Includes capital expenditures that are expected to be recovered through interim mechanisms and riders. Excludes capital expenditures included in footnote 1 3) Refers to CenterPoint’s recovery of extraordinary gas costs associated with Winter Storm Uri; ~$130M remaining to be collected Note: Refer to slide 2 for information on forward-looking statements. …. Recovery through established regulatory mechanisms Capital Plan & Regulatory Mechanisms

16 aaaaaaaaa Electric Natural Gas 2024 vs 20234Q 20234Q 2024 10%6,3126,971Residential Th ro ug hp ut (in G W h) 9%23,97226,101Total 2%2,588,5102,640,150Residential M et er ed C us to m er s (1) 2%2,916,028 2,971,730Total 76%363637Cooling Degree Days W ea th er v s N or m al (2) (39%)451273Heating Degree Days 159%379668Houston Cooling Degree Days (46%)404219Houston Heating Degree Days 2024 vs 20234Q 20234Q 2024 (21%)6148Residential Th ro ug hp ut (in B cf ) (3%)111107Commercial and Industrial (9%)171155Total 1%4,010,1134,063,928 Residential M et er ed C us to m er s (1) -303,841304,606 Commercial and Industrial 1%4,313,954 4,368,534 Total (8%)1,1111,018Heating Degree Days W ea th er v s N or m al (2) (14%)1,040891Texas Heating Degree Days TX Gas(3)IECEHEMargin Sensitivities $30k - $40k$20k - $30k$50k - $70k Per HDD / CDD(4) 1) End of period number of metered customers 2) As compared normal weather for service area 3) Only pertains to HDD 4) As applied to base rates; Per HDD/CDD vs. normal Note: Data as of 12/31/2024 Weather and Throughput Data

17 Targeting Our 4th Efficient Recycling of Capital over the last 3 years Transaction Highlights  Announced Feb 2024  Efficiently recycle capital, upside for additional CapEx  Supports balance sheet optimization  Signals continued demand for U.S. gas LDC’s  Aligns with the continued execution of our plan Key Transaction Terms  Gross Purchase Price: ~$1,200MM  Net Purchase Price: ~$1,000MM  1.55x of 2023 rate base(1)  ~32x of 2023 earnings(2)  Buyer: Bernhard Capital  Anticipated transaction close: By end of Q1 2025 Proceeds Calculation ($ in millions) ~$1,200Gross Purchase Price ~$200Taxes(3) and transaction costs ~$1,000 Net Proceeds Transaction Updates  LPSC and MPSC applications approved in December 2024  HSR waiting period ended in late April 2024 1) 2023 year-end rate base of approximately $800MM, inclusive of North and South Louisiana and Mississippi 2) Represents earnings multiple net of ~$400MM opco debt paydown; Estimated earnings for 2023 on a standalone basis of $25.7MM. Subject to a true-up at transaction close 3) Assumes blended tax rate of 23.5%, inclusive of state taxes Note: Refer to slide 2 for information on forward-looking statements. Based on forecasted year-end rate base. Louisiana and Mississippi LDC Sale

18 CompleteTargetQUICK ACTION TO REDUCE OUTAGES 2,026 POWER LINE MILES 2,000 POWER LINE MILES Trimmed or removed higher-risk vegetation 1,133 POLES 1,000 POLES Installed stronger and more storm-resilient poles 307 DEVICES 300 DEVICES Installed automated devices, known as trip savers GHRI Phase I(1) August 2024 1) Data as of 02/05/2025 Forecasting $550M of infrastructure investments during Phase II Key Resiliency Actions Note: Refer to slide 2 for information on forward-looking statements TargetAs of Feb. 5, 2025Near Term Actions 25,000 poles 11,330 poles Installing poles that can withstand extreme winds 4,500 devices 753 devices Installing automated reliability devices to reduce outages 350 IGSDs 84 IGSDs Installing Intelligent Grid Switching Devices (IGSDs) 4,000 miles 1,847 milesTrimming or removing higher-risk vegetation 400 miles 237 milesUndergrounding power lines 100 stations Scheduled to begin early 2025 Installing new weather monitoring stations GHRI Phase II Sept. 2024 - June 1, 2025

19 (1) (1) 1) Updated based on most recent information available Note: Refer to slide 2 for information on forward-looking statements and slide 25 for our Net Zero Disclaimer. Expected Generation Project Timeline(1)

20 aaaaaaaaa Year-to-DateQuarter EndedQuarter EndedQuarter EndedQuarter Ended December 31, 2024December 31, 2024September 30, 2024June 30, 2024March 31, 2024 Diluted EPS(1) Dollars in millions Diluted EPS(1) Dollars in millions Diluted EPS(1) Dollars in millions Diluted EPS(1) Dollars in millions Diluted EPS(1) Dollars in millions $ 1.58$ 1,019$ 0.38$ 248$ 0.30$ 193$ 0.36$ 228$ 0.55$ 350Consolidated income (loss) available to common shareholders and diluted EPS ZENS-related mark-to-market (gains) losses: (0.02)(15)(0.03)(24)(0.07)(42)(0.02)(15)0.1066Equity securities (net of taxes)(2)(3) 0.01110.03220.07420.0215(0.11)(68)Indexed debt securities (net of taxes)(2) 0.04260.02130.0150.0160.002Impacts associated with mergers and divestitures (net of taxes)(2)(4) $ 1.62$ 1,041$ 0.40$ 259$ 0.31$ 198$ 0.36$ 234$ 0.55$ 350Consolidated on a non-GAAP basis(5) Reconciliation: Income (Loss) and Diluted Earnings (Loss) per share to non-GAAP Income and non-GAAP Diluted EPS used in providing annual earnings guidance (1) Quarterly diluted EPS on both a GAAP and non-GAAP basis are based on the weighted average number of shares of common stock outstanding during the quarter, and the sum of the quarters may not equal year-to-date diluted EPS (2) Taxes are computed based on the impact removing such item would have on tax expense. (3) Comprised of common stock of AT&T Inc., Charter Communications, Inc., and Warner Bros. Discovery, Inc. (4) Includes professional fees associated with execution of transactions from the sale of Louisiana and Mississippi LDCs. (5) The calculation on a per-share basis may not add down due to rounding

21 aaaaaaaaa Year-to-DateQuarter EndedQuarter EndedQuarter EndedQuarter Ended December 31, 2023December 31, 2023September 30, 2023June 30, 2023March 31, 2023 Diluted EPS(1) Dollars in millions Diluted EPS(1) Dollars in millions Diluted EPS(1) Dollars in millions Diluted EPS(1) Dollars in millions Diluted EPS(1) Dollars in millions $ 1.37$ 867$ 0.30$ 192$ 0.40$ 256$ 0.17$ 106$ 0.49$ 313Consolidated income (loss) available to common shareholders and diluted EPS ZENS-related mark-to-market (gains) losses: (0.04)(25)0.0320(0.06)(39)0.0425(0.05)(31)Equity securities (net of taxes)(2)(3) 0.0321(0.03)(20)0.0637(0.04)(27)0.0531Indexed debt securities (net of taxes)(2) 0.14890.0212-20.12740.001Impacts associated with mergers and divestitures (net of taxes)(2) (4) $ 1.50$ 952$ 0.32$ 204$ 0.40$ 256$ 0.28$ 178$ 0.50$ 314Consolidated on a non-GAAP basis(4) (1) Quarterly diluted EPS on both a GAAP and non-GAAP basis are based on the weighted average number of shares of common stock outstanding during the quarter, and the sum of the quarters may not equal year-to-date diluted EPS (2) Taxes are computed based on the impact removing such item would have on tax expense. Taxes related to the operating results of Energy Systems Group, as well as cash taxes payable and other tax impacts related to the sale of Energy Systems Group, are excluded from non-GAAP EPS (3) Comprised of common stock of AT&T Inc., Charter Communications, Inc., and Warner Bros. Discovery, Inc. (4) Includes $4.4 million of pre-tax operating loss related to Energy Systems Group, a divested non-regulated business, as well as the $13 million loss on sale and approximately $2 million of other indirect related transaction costs associated with the divestiture (5) The calculation on a per-share basis may not add down due to rounding Reconciliation: Income (Loss) and Diluted Earnings (Loss) per share to non-GAAP Income and non-GAAP Diluted EPS used in providing annual earnings guidance

22 aaaaaaaaa YE 2024YE 2023Twelve month to date ended and as of period ended, respectively ($ in millions) $2,139$3,877Net cash provided by operating activities (A) Add back: 84(423)Accounts receivable and unbilled revenues, net (42)(167)Inventory 2774Taxes receivable (210)302Accounts payable (15)(162)Other current assets and liabilities 1,9703,501Adjusted cash from operations 2712Plus: Rating agency adjustments(1) $1,997$3,513Non-GAAP funds from operations (FFO) (B) Total Debt, Net Short-term Debt: 5004Short-term borrowings 13178Current portion of VIE Securitization Bonds long-term debt 25Indexed debt, net 51872Current portion of other long-term debt Long-term Debt: 308320VIE Securitization bonds, net 20,08917,239Other long-term debt, net 20,96318,618Total Debt, net (C) (277)357Plus: Rating agency adjustments(1) $20,686$18,975Non-GAAP rating agency adjusted debt (D) 10.2%20.8%Net cash provided by operating activities / total debt, net (A/C) 9.7%18.5%CFO Pre-Working Capital/Debt– Moody’s(1) (B/D) 563(878)CNP Adjustments to FFO for 1-time items (E) (1,707)(216)CNP Adjustments to Debt for 1-time items (F) 13.6%14.0%Non-GAAP FFO / Non-GAAP adjusted debt (“FFO/Debt”) Adjusted for 1-time items(2) (B + E / D + F) Based on Moody’s Methodology 1) Based on Moody’s methodology, including adjustments related to operating lease costs, stock dividends, non-recurring items, and defined benefit plan 2) CNP further reduced FY 2024 for the associated one-time of $134MM Uri related debt as well as CEHE storm related costs (FFO: $563; Debt: $1,573). Please see note 17 of the 2024 Form 10-K for supplemental disclosure of cash flow information Reconciliation: Net Cash Provided by Operating Activities and Total Debt, Net to non- GAAP Funds from Operations (FFO) and non-GAAP Adj. Debt

23 YE 2024YE 2023Twelve month to date ended and as of period ended, respectively ($ in millions) Unadjusted EBITDA 6,9256,536Gross Margin (2,949)(2,850)O&M (547)(525)Taxes and Other 3,4293,161Unadjusted EBITDA 805664Less: Cash interest paid (9)215Less: Cash taxes paid (161)(179)Plus: Rating agency adjustments(1) 2,4722,103Non-GAAP funds from operations (FFO) Total Debt, Net Short-term Debt: 5004Short-term borrowings 13178Current portion of VIE Securitization Bonds long-term debt 25Indexed debt, net 51872Current portion of other long-term debt Long-term Debt: 308320VIE Securitization bonds, net 20,08917,239Other long-term debt, net 20,96318,618Total Debt, net (284)184Plus: Rating agency adjustments(2) 20,67918,802Non-GAAP rating agency adjusted debt 16.4%17.0%Unadjusted EBITDA / total debt, net 12.0%11.2%FFO/Debt (S&P) 12.9%12.3%FFO/Debt (S&P) – adjusted for one-time items (2)(3) Based on S&P’s Methodology 1) Based on S&P’s methodology, including adjustments related to operating lease costs, Series A preferred stock dividends, non-recurring items, and defined benefit plan 2) CNP removes Winter Storm Uri related. Please see note 17 of the 2024 Form 10-K for supplemental disclosure of cash flow information 3) Excludes CEHE storm related debt cost of $1,573MM Reconciliation: Gross Margin and Total Debt, Net to non-GAAP Funds from Operations (FFO) and non-GAAP Rating Agency Adjusted Debt

24 aaaaaaaaa LocationInformation Regulatory Information – Electric Electric  Estimated 2023 year-end rate base by jurisdiction  Authorized ROE and capital structure by jurisdiction  Definition of regulatory mechanisms  Projected regulatory filing schedule Regulatory Information – Gas Natural Gas  Estimated 2023 year-end rate base by jurisdiction  Authorized ROE and capital structure by jurisdiction  Definition of regulatory mechanisms  Projected regulatory filing schedule Regulatory Information – Electric (Pg. 5)Estimated amortization for pre-tax equity earnings related to Houston Electric’s securitization bonds Form 10-K – Rate Change Applications sectionRate changes and Interim mechanisms filed Regulatory Information

25 Use of Non-GAAP Financial Measures In this presentation and the oral statements made in connection herewith, CenterPoint Energy presents, based on income available to common shareholders, diluted earnings per share, and net cash provided by operating activities to total debt, net, and gross margin to total debt, net, the following financial measures which are not generally accepted accounting principles (“GAAP”) financial measures: non-GAAP income, non-GAAP earnings per share (“non-GAAP EPS”), as well as non-GAAP funds from operations / non-GAAP rating agency adjusted debt (Moody’s and S&P) (“FFO/Debt”). Generally, a non-GAAP financial measure is a numerical measure of a company’s historical or future financial performance that excludes or includes amounts that are not normally excluded or included in the most directly comparable GAAP financial measure. 2023 and 2024 non-GAAP EPS excluded and 2024 non-GAAP EPS guidance excludes: (a) Earnings or losses from the change in value of ZENS and related securities, and (b) Gain and impact, including related expenses, associated with mergers and divestitures, such as the divestiture of Energy Systems Group, LLC, and the Louisiana and Mississippi gas LDC sales. 2025 non-GAAP EPS also excludes impacts related to temporary emergency electric energy facilities “TEEEF” once they are no longer part of our rate-regulated business. In providing this guidance, CenterPoint Energy does not consider the items noted above and other potential impacts such as changes in accounting standards, impairments or other unusual items, which could have a material impact on GAAP reported results for the applicable guidance period. The 2025 non-GAAP EPS 2024 and ranges also consider assumptions for certain significant variables that may impact earnings, such as customer growth and usage including normal weather, throughput, recovery of capital invested, effective tax rates, financing activities and related interest rates, and regulatory and judicial proceedings. To the extent actual results deviate from these assumptions, the 2025 non-GAAP EPS guidance ranges may not be met or the projected annual non-GAAP EPS growth rate may change. CenterPoint Energy is unable to present a quantitative reconciliation of forward-looking non-GAAP diluted earnings per share because changes in the value of ZENS and related securities, future impairments, and other unusual items are not estimable and are difficult to predict due to various factors outside of management’s control. Funds from operations (Moody’s) excludes from net cash provided by operating activities accounts receivable and unbilled revenues, net, inventory, taxes receivable, accounts payable, and other current assets and liabilities, and includes certain adjustments consistent with Moody’s methodology, including adjustments related to total lease costs (net of lease income), Series A preferred stock dividends, and defined benefit plan contributions (less service costs). Non-GAAP rating agency adjusted debt (Moody’s) adds to Total Debt, net certain adjustments consistent with Moody’s methodology, including Series A preferred stock, pension benefit obligations, and operating lease liabilities and further adjustments related to Winter Storm Uri debt and CEHE storm related costs. Funds from operations (S&P) excludes from gross margin O&M, taxes and other, cash interest paid and cash taxes paid, and includes certain adjustments consistent with S&P's methodology, including adjustments related to total lease costs (net of lease income), Series A preferred stock dividends, non-recurring items, and defined benefit plan. Non-GAAP rating agency adjusted debt (S&P) adds to Total Debt, net certain adjustments consistent with S&P's methodology, including adjustments related to Winter Storm Uri related one-time cash tax and CEHE storm related costs. The appendix to this presentation contains a reconciliation of income (loss) available to common shareholders and diluted earnings (loss) per share to the basis used in providing guidance, as well as a reconciliation of net cash provided by operating activities / total debt, net (and gross margin to total debt, net) to FFO/Debt. Management evaluates the Company’s financial performance in part based on non-GAAP income, non-GAAP EPS and long-term FFO/Debt. Management believes that presenting these non-GAAP financial measures enhances an investor’s understanding of CenterPoint Energy’s overall financial performance by providing them with an additional meaningful and relevant comparison of current and anticipated future results across periods. The adjustments made in these non-GAAP financial measures exclude items that Management believes do not most accurately reflect the Company’s fundamental business performance. These excluded items are reflected in the reconciliation tables, where applicable. CenterPoint Energy’s non-GAAP income, non-GAAP EPS and FFO/Debt financial measures should be considered as a supplement to, and not as a substitute for, or superior to, income available to common shareholders, diluted earnings per share, net cash provided by operating activities to total debt, net and gross margin to total debt, net, which, respectively, are the most directly comparable GAAP financial measures. These non-GAAP financial measures also may be different than non-GAAP financial measures used by other companies. Net Zero Disclaimer CenterPoint Energy’s Scope 1 greenhouse gas ("GHG") emissions estimates are calculated from GHG emissions that directly come from its operations. CenterPoint Energy’s Scope 2 GHG emissions estimates are calculated from GHG emissions that indirectly come from its energy usage, but because Texas is in an unregulated market, its Scope 2 GHG emissions estimates do not take into account Texas electric transmission and distribution assets in the line loss calculation and exclude GHG emissions related to purchased power between 2024E-2026E. CenterPoint Energy’s Scope 3 GHG emissions estimates are based on the total natural gas supply delivered to residential and commercial customers as reported in the U.S. Energy Information Administration (EIA) Form EIA-176 reports and do not take into account the GHG emissions of transport customers and GHG emissions related to upstream extraction. While CenterPoint Energy believes that it has a clear path towards achieving its Net Zero GHG emissions (Scope 1 and certain Scope 2) by 2035 goals and its 20-30% reduction in Scope 3 GHG emissions by 2035 as compared to 2021 levels goals, its analysis and plan for execution requires it to make a number of assumptions. These goals and underlying assumptions involve risks and uncertainties and are not guarantees. Should one or more of these underlying assumptions require updating, CenterPoint Energy’s actual results and ability to achieve its Net Zero and GHG emissions reduction goals by 2035 could differ materially from its expectations. Certain of the assumptions that could impact its ability to meet its Net Zero and GHG emissions reduction goals and the timing thereof include, but are not limited to: GHG emission levels, service territory size and capacity needs remaining in line with company expectations (including with respect to demand for our services and in relation to the announced sale of CenterPoint Energy’s Louisiana and Mississippi natural gas LDC businesses); the ability to appropriately estimate and effectively manage business opportunities from new customers and load growth resulting from, among other things, expansion of data centers, energy export facilities, including hydrogen facilities, electrification of industrial processes and transport and logistics in our service territories; regulatory approvals related to Indiana Electric’s generation transition plan and CenterPoint Energy's ability to obtain such approvals; impacts on affordability of customer rates; customer demand for GHG free or lower GHG emissions energy; impacts of future regulations or legislation, including those related to the environment and tax (including changes to the renewable energy tax credits enacted in the Inflation Reduction Act of 2022); impacts of future carbon pricing regulation or legislation, including a future carbon tax; price, availability and regulation of carbon offsets; price of fuel, such as natural gas; cost of energy generation technologies, such as wind and solar, natural gas and storage solutions; adoption of alternative energy by the public, including adoption of electric vehicles; rate of technology innovation with regards to alternative energy resources; CenterPoint Energy’s ability to implement its modernization plans for its pipelines and facilities; the ability to complete and timely implement generation alternatives to Indiana Electric’s coal generation and retirement or fuel conversion dates of Indiana Electric’s coal facilities by 2035; the ability to construct and/or permit new natural gas pipelines; the ability to procure resources needed to build at a reasonable cost, the lack of or scarcity of resources and labor, the lack of any project cancellations, construction delays or overruns (including as a result of tariffs, legislation, bans, potential retaliatory trade measures taken against the United States or related governmental action) and the ability to appropriately estimate costs of new generation; impact of any supply chain disruptions; changes in applicable standards, metrics, methodologies or frameworks; and enhancement of energy efficiencies. Additional Information